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                                                                    EXHIBIT 10.1

            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDMENT No. 3 (this "Amendment") dated as of May 28, 2004 to the Credit Agreement referenced below is by and among Advanced Medical Optics, Inc., a Delaware corporation (the "Borrower"), the Guarantor, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

                               W I T N E S S E T H

      WHEREAS, a $100 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of June 17, 2003 among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Foreign Currency Fronting Lender and L/C Issuer, General Electric Capital Corporation, as Syndication Agent, Bank One, NA, as Documentation Agent, and General Electric Capital Corporation and Banc of America Securities LLC, as Co-Lead Arrangers;

      WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement as set forth herein; and

      WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. The Credit Agreement is amended in the following respects:

            (a) The definition of "Consolidated EBITDA" in Section 1.01 is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) thereof and substituting "," therefor, (ii) deleting the "," appearing at the end of clause (v) thereof and substituting ", and" therefor and adding a new clause (vi) which shall read as follows:

            (vi) (A) the cash charges related to the conversion of those certain 3 -1/2% convertible debt securities of the Borrower issued on June 24, 2003 into Equity Interests, such cash charges in an amount not to exceed $30 million in the aggregate for such period or any future period and (B) the non-cash charges related to the conversion of those certain 3 -1/2% convertible debt securities of the Borrower issued on June 24, 2003 into Equity Interests, such non-cash charges in an amount not to exceed $100 million in the aggregate for such period or any future period,

            (b) Subsection (a) in the definition of "Consolidated Interest Charges" in Section 1.01 is hereby amended to read as follows:

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            (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest expense in accordance with GAAP, whether or not paid in cash during such period (excluding (A) those certain cash charges related to the conversion of those certain 3 -1/2% convertible debt securities of the Borrower issued on June 24, 2003 into Equity Interests, such cash charges in an amount not to exceed $30 million in the aggregate for such period or any future period and (B) those certain non-cash charges related to the conversion of those certain 3 -1/2% convertible debt securities of the Borrower issued on June 24, 2003 into Equity Interests, such non-cash charges in an amount not to exceed $100 million in the aggregate for such period or any future period), and

            (c) The "." appearing at the end of Section 7.06(f)(iii) is hereby deleted and replaced with "; and" and a new subsection (g) is hereby added at the end of Section 7.06 and shall read as follows:

                  (g) the Borrower may make distributions (whether in cash or securities) in an amount not to exceed $30 million in the aggregate to certain holders of those certain 3 -1/2% convertible debt securities of the Borrower issued on June 24, 2003 in order to induce such holders to convert such convertible debt securities into Equity Interests.

      2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantor and the Required Lenders.

      3.    Miscellaneous.

            (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under its Guaranty or the other Loan Documents.

            (c) The Borrower and the Guarantor hereby represent and warrant as follows:

                  (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium

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            or similar laws affecting creditors' rights generally and (ii)
            general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

            (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

            (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                               ADVANCED MEDICAL OPTICS, INC.,
                                        a Delaware corporation

                                        By:  /s/ VINCENT E. SCULLIN, JR.
                                           ---------------------------------
                                        Name:  Vincent E. Scullin, Jr.
                                        Title: Vice President, Treasurer

GUARANTOR:                              AMO HOLDINGS, LLC

                                        By:  /s/ VINCENT E. SCULLIN, JR.
                                            -----------------------------------
                                        Name:  Vincent E. Scullin, Jr.
                                        Title: Vice President, Treasurer

ADMINISTRATIVE
AGENT:                                  BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By:  /s/ AAMIR SALEEM
                                           ----------------------------------
                                        Name:  Aamir Saleem
                                        Title: Vice President

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LENDERS:                                 BANK OF AMERICA, N. A., as a Lender

                                         By:      /s/ JAMES W. FORD
                                              ---------------------------
                                         Name:  James W. Ford
                                         Title: Managing Director

                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                         By:      /s/ HOWARD BAILEY
                                              --------------------------
                                         Name:  Howard Bailey
                                         Title: Duly Authorized Signatory

                                         BANK ONE, NA

                                         By:      /s/ MICHAEL R. ZAKSHESKE
                                              -------------------------------
                                         Name:  Michael R. Zaksheske
                                         Title: Director

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         THE GOVERNOR AND COMPANY OF BANK
                                         OF IRELAND

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         MUIRFIELD TRADING LLC

                                         By:      /s/ DIANA M. HIMES
                                              ------------------------------
                                         Name:  Diana M. Himes
                                         Title: Assistant Vice President

                                         LONG GROVE CLO, LIMITED

                                         By:      /s/ DALE BURROW
                                               -----------------------
                                         Name:  Dale Burrow
                                         Title: Senior Vice President

                                         US BANK

                                         By:      /s/ JANICE T. THEDE
                                              ---------------------------
                                         Name:  Janice T. Thede
                                         Title: Vice President